WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS April 30, 2023
Wilshire 5000 IndexSM Fund Investment Class Shares (WFIVX) Institutional Class Shares (WINDX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2023, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the SAI) online at http://www.wilshire.com/resources-and-forms/wilshire-5000-index-fund-summary-prospectus. You can also obtain this information at no cost by sending an email to Wilfunds@Wilshire.com, calling (866) 591-1568, or asking any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective
The Wilshire 5000 IndexSM Fund’s (the “Index Fund” or the “Portfolio”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.
Fees and Expenses of the Wilshire 5000 IndexSM Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Index Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.20%	None
Other Expenses	0.27%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	0.58%	0.36%
(1)Total Annual Fund Operating Expenses for the Portfolio will not correlate to the Ratio of Expenses to Average Net Assets shown in the Portfolio’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include acquired fund fees and expenses.
Example: This example is intended to help you compare the cost of investing in the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Index Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$59	$186	$324	$726
Institutional Class	$37	$116	$202	$456
Portfolio Turnover
The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. For the fiscal year ended December 31, 2022, the Index Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies
The Index Fund invests at least 80% of its assets in the equity securities of companies included in the Index that are representative of the Index (as of December 31, 2022, this range was between approximately $12.56 million and $2.06 trillion and 24% of the Index is invested in companies in the information technology sector). The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.
The Index is an unmanaged index that measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes approximately 3,500 stocks, with each stock weighted according to its float-adjusted market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. news outlets and is the broadest measure of the U.S. equity market.
The Index Fund seeks to minimize variance relative to the Index and may use enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark. The Index Fund may invest in the common stock of companies of any size, including small-cap companies.
Los Angeles Capital Management LLC (“Los Angeles Capital”) manages the Index Fund using a passive investment approach for portfolio construction. Los Angeles Capital uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.
The Index Fund may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you seek to capture investment returns that are representative of the entire U.S. equity market;
•you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or
•you seek an index fund which, unlike a traditional index fund, includes the equity securities of small- and mid-capitalization companies as well as large capitalization companies.
Principal Risks
You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical conflicts, including the war between Russia and Ukraine; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Index Tracking Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

Sector Risk. If one or more sectors constitutes a significant portion of the Index, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Information Technology Sector. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Affiliated Funds and Other Significant Investors Risk. The Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Index Fund’s average annual total returns compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 21.41% (quarter ended June 30, 2020) and the lowest return for a quarter was -20.37% (quarter ended March 31, 2020).
The returns for the Index Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2022)

	1 year		5 years	10 years
Investment Class
Return Before Taxes	(18.98%)		8.37%	11.62%
Return After Taxes on Distributions	(19.91%)		6.77%	10.32%
Return After Taxes on Distributions and Sale of Shares	(10.54%)	(1)	6.53%	9.49%
Institutional Class
Return Before Taxes	(18.83%)		8.64%	11.91%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	(19.04%)		8.99%	12.28%

(1) In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Subadviser and Portfolio Managers
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Managing Director and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Arche has served as Portfolio Manager since April 2021.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Index Fund are as follows:
Investment Class Shares. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for the Index Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Index Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Index Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information
The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.